FOR IMMEDIATE RELEASE	Exhibit 99.1
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2007
Record Revenue Level Achieved
Aliso Viejo, Calif., October 24, 2006 – QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), stackable switches and blade server switches, today announced its second quarter financial results for the period ended October 1, 2006.
Net revenue for the second quarter of fiscal 2007 was a record $145.3 million and increased 22% from $119.0 million in the comparable quarter last year and 6% sequentially. Revenue from SAN Infrastructure Products, which includes HBAs, switches and silicon, was $135.3 million during the second quarter of fiscal 2007, an increase of 22% from the comparable quarter last year and 6% sequentially.
Income from continuing operations on a GAAP basis for the second quarter of fiscal 2007 was $30.4 million, or $0.19 per share on a diluted basis, and included stock-based compensation expense, acquisition-related charges and the related income tax effects totaling $7.9 million. The stock-based compensation expense was the result of the Company’s adoption of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”) in the first quarter of fiscal 2007. Income from continuing operations on a GAAP basis for the second quarter of fiscal 2006, which did not include any amounts for SFAS 123R or acquisition-related charges, was $30.5 million or $0.17 per share on a diluted basis. Income from continuing operations on a GAAP basis for the first quarter of fiscal 2007, which included stock-based compensation expense, acquisition-related charges and the related income tax effects totaling $12.6 million, was $21.1 million or $0.13 per share on a diluted basis.
“We are pleased with the strong revenue growth we have achieved during the second quarter, which was driven by a 26% increase in HBA revenue from the comparable quarter of last year,” said H. K. Desai, the Company’s chief executive officer and president. “According to a recent report from Dell’Oro Group for the first six months of 2006, our

Fibre Channel HBA revenue market share was 49%, which is an increase of 5 share points from December 2005. Our Fibre Channel HBA market share is now 11 points higher than our nearest competitor.”
Non-GAAP income from continuing operations for the second quarter of fiscal 2007 was $38.3 million, or $0.24 per share on a diluted basis. These non-GAAP results for the second quarter reflect an improvement over the $30.5 million, or $0.17 per share on a diluted basis, reported for the second quarter of fiscal 2006 and the $33.7 million, or $0.21 per share on a diluted basis, reported for the first quarter of fiscal 2007.
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules.
During the second quarter of fiscal 2007, the Company repurchased $56 million of its common stock on the open market as part of the current $200 million stock repurchase program. The Company has repurchased a total of $86 million of its common stock under this program during fiscal 2007. Since fiscal year 2003, the Company has repurchased a total of $646 million of its common stock under programs authorized by its Board of Directors.
The Company generated $78 million in cash from operations during the first six months of fiscal 2007. The Company’s balance sheet at the end of the second quarter of fiscal 2007 was highlighted by $537 million of cash and short-term investments.
QLogic’s fiscal 2007 second quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com and via CCBN. Phone access to participate in the conference call is available at (719) 457-2654, pass code: 1503417.
The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through November 7, 2006 at (719) 457-0820 or (888) 203-1112, pass code: 1503417.

About QLogic
QLogic is a leading supplier of high performance storage networking solutions including Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches, Fibre Channel stackable switches, iSCSI HBAs, iSCSI routers and storage services platforms for enabling advanced storage management applications. The Company is also a leading supplier of server networking products including InfiniBand host channel adapters that accelerate cluster performance. QLogic products are delivered to small-to-medium businesses and large enterprises around the world via its channel partner community. QLogic products are also powering solutions from leading companies like Cisco, Dell, EMC, Hitachi Data Systems, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index. For more information, go to http://www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to attract and retain key personnel; recognition of compensation expense related to employee stock options and the Company’s employee stock purchase plan; the decreased effectiveness of equity compensation; difficulties in implementing smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; reliance on third party licenses; the use of “open source” software in our products; changes in our tax provisions or adverse outcomes resulting from examination of our income tax returns; computer viruses and other tampering with the Company’s computer systems; and facilities of the Company and its suppliers and customers are located in areas subject to natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2006	2006	2005	2006	2005
Net revenues	$145,298	$136,692	$119,012	$281,990	$234,442
Cost of revenues	45,756	43,320	34,995	89,076	68,988

Gross profit	99,542	93,372	84,017	192,914	165,454

Operating expenses:
Engineering and development	32,619	32,920	21,417	65,539	41,776
Sales and marketing	20,108	22,401	15,617	42,509	30,850
General and administrative	7,594	8,442	4,190	16,036	8,082
Purchased in-process research and development	—	1,910	—	1,910	—

Total operating expenses	60,321	65,673	41,224	125,994	80,708

Operating income	39,221	27,699	42,793	66,920	84,746

Interest and other income	5,844	6,842	6,111	12,686	12,230

Income from continuing operations before income taxes	45,065	34,541	48,904	79,606	96,976

Income taxes	14,618	13,465	18,414	28,083	38,200

Income from continuing operations	30,447	21,076	30,490	51,523	58,776

Income from discontinued operations, net of income taxes	—	—	12,534	—	26,025

Net income	$30,447	$21,076	$43,024	$51,523	$84,801

Income from continuing operations per share:
Basic	$0.19	$0.13	$0.17	$0.32	$0.32
Diluted	$0.19	$0.13	$0.17	$0.32	$0.32

Income from discontinued operations per share:
Basic	$—	$—	$0.07	$—	$0.15
Diluted	$—	$—	$0.07	$—	$0.14

Net income per share:
Basic	$0.19	$0.13	$0.24	$0.32	$0.47
Diluted	$0.19	$0.13	$0.24	$0.32	$0.46

Number of shares used in per share calculations:
Basic	158,468	161,548	178,895	160,008	180,980
Diluted	159,827	162,897	181,053	161,362	183,198

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2006	2006	2005	2006	2005
GAAP income from continuing operations	$30,447	$21,076	$30,490	$51,523	$58,776
Items excluded from GAAP income from continuing operations:
Stock-based compensation	6,371	8,664	—	15,035	—
Amortization of purchased intangible assets	2,370	3,111	—	5,481	—
Acquisition-related stock-based compensation	2,593	2,879	—	5,472	—
Purchased in-process research and development	—	1,910	—	1,910	—
Income tax effect	(3,441)	(3,987)	—	(7,428)	—

Total non-GAAP adjustments	7,893	12,577	—	20,470	—

Non-GAAP income from continuing operations	$38,340	$33,653	$30,490	$71,993	$58,776

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.19	$0.13	$0.17	$0.32	$0.32
Adjustments	0.05	0.08	—	0.13	—

Non-GAAP income from continuing operations	$0.24	$0.21	$0.17	$0.45	$0.32

Non-GAAP Financial Measurements
The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes the items summarized in the above table. Management believes these items are not indicative of the Company’s on-going core operating performance.
The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and non-GAAP diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that on-going income from continuing operations and diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustments described above, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.
A summary of the non-GAAP adjustments presented in the table above by the financial statement line impacted is as follows:

(unaudited – in thousands)	Three Months Ended			Six Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2006	2006	2005	2006	2005
Non-GAAP Adjustments:
Cost of revenues:
Stock-based compensation	$424	$512	$—	$936	$—
Amortization of purchased intangible assets	2,245	2,986	—	5,231	—
Acquisition-related stock-based compensation	13	13	—	26	—

Total cost of revenue adjustments	2,682	3,511	—	6,193	—

Operating expenses:
Engineering and development:
Stock-based compensation	2,419	2,824	—	5,243	—
Amortization of purchased intangible assets	66	67	—	133	—
Acquisition-related stock-based compensation	1,965	2,209	—	4,174	—
Sales and marketing:
Stock-based compensation	1,425	2,691	—	4,116	—
Amortization of purchased intangible assets	59	58	—	117	—
Acquisition-related stock-based compensation	591	632	—	1,223	—
General and administrative:
Stock-based compensation	2,103	2,637	—	4,740	—
Acquisition-related stock-based compensation	24	25	—	49	—
Purchased in-process research and development	—	1,910	—	1,910	—

Total operating expense adjustments	8,652	13,053	—	21,705	—

Total non-GAAP adjustments before income taxes	11,334	16,564	—	27,898	—
Income tax effect	(3,441)	(3,987)	—	(7,428)	—

Total non-GAAP adjustments	$7,893	$12,577	$—	$20,470	$—

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	October 1, 2006	April 2, 2006
ASSETS

Current assets:
Cash and cash equivalents	$89,795	$125,192
Short-term investments	446,862	540,448
Accounts receivable, net	69,462	67,571
Inventories	43,692	39,440
Other current assets	48,686	46,441

Total current assets	698,497	819,092

Property and equipment, net	89,350	82,630
Goodwill	87,884	24,725
Purchased intangible assets, net	40,122	7,954
Other assets	17,241	3,306

	$933,094	$937,707

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$29,339	$32,160
Accrued compensation	25,007	23,520
Income taxes payable	19,054	12,920
Deferred revenue	5,704	3,662
Other current liabilities	7,515	6,091

Total current liabilities	86,619	78,353

Deferred tax liabilities	2,127	—

Total liabilities	88,746	78,353

Stockholders’ equity:
Common stock	196	195
Additional paid-in capital	559,261	537,648
Retained earnings	934,833	883,310
Accumulated other comprehensive loss	(4,326)	(1,799)
Treasury stock	(645,616)	(560,000)

Total stockholders’ equity	844,348	859,354

	$933,094	$937,707

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	October 1,	October 2,
	2006	2005
Cash flows from operating activities:
Net income	$51,523	$84,801
Income from discontinued operations, net of income taxes	—	(26,025)

Income from continuing operations	51,523	58,776
Adjustments to reconcile income from continuing operations to net cash provided by continuing operating activities:
Depreciation and amortization	17,638	8,547
Stock-based compensation	15,035	175
Acquisition-related stock-based compensation	5,472	—
Purchased in-process research and development	1,910	—
Deferred income taxes	(9,732)	1,975
Provision for losses on accounts receivable	480	72
Loss on disposal of property and equipment	135	103
Tax benefit from issuance of stock under stock plans	—	1,288
Changes in operating assets and liabilities, net of acquisition:
Accounts receivable	(2,104)	(10,210)
Inventories	(4,252)	(2,561)
Other assets	1,120	3,162
Accounts payable	(2,821)	3,699
Accrued compensation	(4,397)	(4,311)
Income taxes payable	6,134	6,730
Deferred revenue	2,042	247
Other liabilities	315	417

Net cash provided by continuing operating activities	78,498	68,109

Cash flows from investing activities:
Purchases of marketable securities	(122,422)	(370,635)
Sales and maturities of marketable securities	211,928	434,713
Additions to property and equipment	(16,961)	(12,351)
Acquisition of business, net of cash acquired	(92,136)	—
Restricted cash placed in escrow	(15,000)	—

Net cash provided by (used in) continuing investing activities	(34,591)	51,727

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	5,528	8,000
Tax benefit from issuance of stock under stock plans	784	—
Purchase of treasury stock	(85,616)	(268,253)

Net cash used in continuing financing activities	(79,304)	(260,253)

Net cash used in continuing operations	(35,397)	(140,417)

Cash flows from discontinued operations:
Net cash provided by operating activities	—	26,721
Net cash used in investing activities	—	(945)

Net cash provided by discontinued operations	—	25,776

Net decrease in cash and cash equivalents	(35,397)	(114,641)

Cash and cash equivalents at beginning of period	125,192	165,644

Cash and cash equivalents at end of period	$89,795	$51,003

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended			Six Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2006	2006	2005	2006	2005
SAN Infrastructure Products	$135,283	$127,399	$110,480	$262,682	$217,803
Management Controllers	5,430	6,889	7,048	12,319	13,956
Other	4,585	2,404	1,484	6,989	2,683

	$145,298	$136,692	$119,012	$281,990	$234,442

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Six Months Ended
	October 1,	July 2,	October 2,	October 1,	October 2,
	2006	2006	2005	2006	2005
United States	$79,072	$78,373	$65,466	$157,445	$130,668
Europe, Middle East and Africa	31,280	26,767	26,628	58,047	52,124
Asia-Pacific and Japan	27,784	29,244	26,668	57,028	51,007
Rest of world	7,162	2,308	250	9,470	643

	$145,298	$136,692	$119,012	$281,990	$234,442